                                                                     Exhibit 3.1

                       SEE REVERSE SIDE FOR RESTRICTIONS
   NUMBER                                                           SHARES
-------------                                                    ------------
SUN                                                              SUN
-------------          ---------------      -------------        ------------
                           SUNPOINT SECURITIES, INC.

                                                              CUSIP
                                                                    ------------
                                                              SEE REVERSE FOR
                                                              CERTAIN DETAILS

               INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS
   THIS CERTIFICATE IS TRANSFERABLE IN DALLAS, TEXAS AND NEW YORK, NEW YORK

THIS IS TO CERTIFY THAT


is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF NO PAR VALUE PER SHARE of SUNPOINT SECURITIES, INC. (herein called the "Corporation"), transferable only on the books of the Corporation by the holder hereof in person, or by duly authorised attorney, upon the surrender of this certificate properly endorsed or assigned for transfer. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of the duly authorised officers.

Dated:                                                  Countersigned and Registered
                                                        ----------------------------
                                                        Transfer Agent and Registrar.

                              SEAL                      By
                                                        ----------------------------
/s/                           /s/
   ----------------------         ----------------------
      PRESIDENT                    SECRETARY                          Authorised Signature

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT UPON DELIVERY TO THE ISSUER OF AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE ISSUER OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

                           SUNPOINT SECURITIES, INC.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common                       UNIF GIFT MIN ACT              Custodian
        TEN ENT - as tenants by the entireties                                 ------------           ------------
        JT TEN  - as joint tenants with right of                                  (Cust)                (Minor)
                  survivorship and not as tenants
                  in common                                                under Uniform Gifts to Minors
                                                                           Act
                                                                               ------------------------------------
                                                                                          (State)






    Additional abbreviations may also be used though no in the above list.

        For Value Received,             hereby sell, assign and transfer unto
                           ------------

        PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE

        ---------------------------------------

        ---------------------------------------


-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



------------------------------------------------------------------------ Shares
Of the capital stock requested by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within name Corporation with full power of substitution in the premises.


Dated:                                    X
      -------------------------             -----------------------------------
                                                      (SIGNATURE)
   -----------------------
  |         NOTICE        |
  |  THE SIGNATURE TO     |
  |  THE ASSIGNMENT MUST  |
  |  CORRESPOND WITH THE  |               X
  |  NAME AS WRITTEN      |                 -----------------------------------
  |  UPON THE FACE OF THE |                            (SIGNATURE)
  |  CERTIFICATE IN EVERY |
  |  PARTICULAR, WITHOUT  |
  |  ALTERATION OR EN-    |
  |  LARGMENT OF ANY      |
  |  CHANGE WHATEVER      |
   -----------------------

The signatures should be guaranteed by a eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved guaranteed medallion program) pursuant to S.E.C. Rule 17Ad-15.

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SIGNATURE(S) GUARANTEED BY:





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